Exhibit 10.10

SIXTH AMENDMENT TO THE

MASTER ACQUISITION AGREEMENT

This Sixth Amendment (the “Sixth Amendment”) is entered into as of the 15th day of December, 2007 (“Effective Date”), and is made pursuant to the Master Acquisition Agreement, dated April 11, 2005, as amended by the First Amendment dated May 19, 2005, the Second Amendment dated August 20, 2005, the Third Amendment dated November 15, 2006, the Fourth Amendment dated February 23, 2007 and the Fifth Amendment dated October 1, 2007 (collectively, the “Agreement”), by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties wish to amend certain terms and conditions of the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1. Inclusion of [**]. Vendor agrees to provide BTE with the following [**]:

(a) [**]: [**] The parties agree that [**]:

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The parties acknowledge and agree that [**].

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

(b) [**]: [**] The parties acknowledge and agree that BTE must [**] and that BTE agrees that it [**]:

Product Code	Description	[**]
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2. Amendment to Exhibit 2.2, Pricing Schedule: Exhibit 2.2, Pricing Schedule, is hereby amended as follows:

(a) For BTE orders received and accepted by Vendor during the period commencing on January 1, 2008 and ending on June 30, 2008, [**].

(b) For BTE orders received and accepted by Vendor after June 30, 2008, [**].

3. Counterparts. This Sixth Amendment may be executed in one or more counterparts, all of which, taken together shall constitute one and the same instrument. Facsimile signatures shall be treated as original signatures for the purpose of enforcing this Sixth Amendment. The Parties agree to exchange original signature pages as soon as practicable following exchange of the facsimile signature pages (if that occurs), but the original signatures are not required in order to enforce the Sixth Amendment.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ Jason Jorgenson	By:	/s/ Michael O. McCarthy
Name:	Jason Jorgenson	Name:	Michael O. McCarthy
Title:	Vice President, Network Planning	Title:	Vice President & General Counsel
Date:	December 18, 2007	Date:	December 16, 2007

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential